BRIDGE BUILDER TRUST

Bridge Builder Large Cap Growth Fund (the “Fund”)

Supplement dated July 1, 2022

to the Summary Prospectus dated October 28, 2021, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Hrishikesh (HK) Gupta is added as a portfolio manager of the portion of the assets of the Fund managed by Sustainable Growth Advisers, LP (“SGA’s Allocated Portion of the Fund”), and Gordon M. Marchand no longer serves as a portfolio manager of SGA’s Allocated Portion of the Fund. Robert L. Rohn and Kishore Rao continue to serve as portfolio managers of SGA’s Allocated Portion of the Fund.

Accordingly, effective immediately, the table entitled “SGA” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with SGA	Length of Service to the Fund
Robert L. Rohn	Portfolio Manager/Analyst	Since Inception
Kishore Rao	Portfolio Manager/Analyst	Since December 2019
Hrishikesh (HK) Gupta	Portfolio Manager/Analyst	Since July 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE